UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 19, 2006
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                          000-30575               91-2032368
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 (State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                  File Number)        Identification No.)



4991 CORPORATE DRIVE                        HUNTSVILLE, AL          35805
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.


         On October 19, 2006, Avocent Corporation publicly disseminated a press release announcing its financial results for its third quarter ended September 29, 2006. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.28 hereto.

         In addition, Avocent is providing additional commentary regarding the financial results for its third quarter ended September 29, 2006. The information contained in the commentary is incorporated herein by reference and is furnished as Exhibit 99.29 hereto.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

         Exhibit Number             Description of Exhibit
         99.28                      Press Release issued October 19, 2006
         99.29                      Commentary Regarding the Third Quarter 2006
                                    Financial Results




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AVOCENT CORPORATION

Date:  October 19, 2006
                                             By:  /s/ Edward H. Blankenship
                                             --------------------------------
                                             Edward H. Blankenship
                                             Senior Vice President of
                                             Finance and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



Exhibit         Description
99.28           Press Release dated October 19, 2006
99.29           Commentary Regarding the Third Quarter 2006 Financial Results